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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      November 13, 2006 (November 10, 2006)

                        SERVICE CORPORATION INTERNATIONAL
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             (Exact name of registrant as specified in its charter)

             Texas                      1-6402-1               74-1488375
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

           1929 Allen Parkway  Houston, Texas                     77019
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        (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (713) 522-5141


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 8.01    OTHER EVENTS

On November 10, 2006, Service Corporation International, a Texas corporation (the "Company") issued a press release announcing that, in connection with its previously announced tender offer and consent solicitation for any and all of its outstanding 7.70% Notes due April 15, 2009, CUSIP Nos. 817565AX2, 817565AV6 and 817565AW4 (the "Notes"), which commenced September 7, 2006, the Company has further extended the time by which holders must tender Notes in response to the tender offer. The tender offer, previously set to expire at 8:00 a.m., New York City time, on November 10, 2006, will now expire at 8:00 a.m., New York City time, on November 16, 2006, unless otherwise extended or earlier terminated. The tender offer for the Notes originally was scheduled to expire at 11:59 p.m., New York City time, on October 5, 2006. Since the original expiration date, SCI has extended the tender offer for the Notes on five separate occasions in order to coordinate the closing of the tender offer with SCI's anticipated closing of the acquisition of Alderwoods Group, Inc. described in the Offer to Purchase and Consent Solicitation Statement dated September 7, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Nothing in this report should be construed as an offer to purchase the Notes, as such offer is only being made upon the terms and is subject to the conditions set forth in the Company's Offer to Purchase and Consent Solicitation Statement dated September 7, 2006 and the related Letter of Transmittal and Consent.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

     (d) - Exhibits.

     99.1 Press release dated November 10, 2006 issued by the Company announcing further extension of tender offer.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2006                    SERVICE CORPORATION INTERNATIONAL


                                            By:    /s/ Eric D. Tanzberger
                                                   -----------------------------
                                            Name:  Eric D. Tanzberger
                                            Title: Senior Vice President and
                                                   Chief Financial Officer